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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 18, 2003

METHODE ELECTRONICS, INC.
(Exact name of registrant as specified in its charter)

Delaware State of Other Jurisdiction of Incorporation	0-2816 Commission File Number	36-2090085 I.R.S. Employer Identification Number
7401 West Wilson Avenue, Chicago, Illinois 60706 (Address of principal executive offices) (Zip Code)
Registrant's telephone number, including area code: (708) 867-6777
Not Applicable (Former name or former address, if changed since last report)

ITEM 5.    Other Events

        As of July 18, 2003, the Company entered into an agreement with Marital Trust No. 1 and Marital Trust No. 2 each created under the William J. McGinley Trust (the "Trusts"), Jane R. McGinley Trust, Margaret J. McGinley, James W. McGinley and Robert R. McGinley (the "Agreement"). A copy of the Agreement is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

        On July 21, 2003, the Company issued a press release to announce that the Company entered into the Agreement. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

ITEM 7.    Financial Statements and Exhibits

(c)
Exhibits

99.1
Agreement, dated as of July 18, 2003, by and among Methode Electronics, Inc., Marital Trust No. 1 and Marital Trust No. 2 each created under the William J. McGinley Trust, Jane R. McGinley Trust, Margaret J. McGinley, James W. McGinley, and Robert R. McGinley.

99.2
Methode Electronics, Inc. Press Release issued July 21, 2003.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METHODE ELECTRONICS, INC.
Date: July 21, 2003	By:	/s/ DOUGLAS A. KOMAN Douglas A. Koman Vice President, Corporate Finance

EXHIBIT INDEX

Exhibit No.	Description
99.1	Agreement, dated as of July 18, 2003, by and among Methode Electronics, Inc., Marital Trust No. 1 and Marital Trust No. 2 each created under the William J. McGinley Trust, Jane R. McGinley Trust, Margaret J. McGinley, James W. McGinley, and Robert R. McGinley.
99.2	Methode Electronics, Inc. Press Release issued July 21, 2003.

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  ITEM 5. Other Events
  ITEM 7. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX